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                                                               EXHIBIT 99.3



                                  CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Bowater Incorporated (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Amended Annual Report on Form 10-K/A for the year ended December 31, 2001 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 14, 2002                     /s/ Arnold M. Nemirow
                                             ----------------------------
                                             Name:  Arnold M. Nemirow
                                             Title: Chief Executive Officer



         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.